UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Paula M. SeGuin

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula M. SeGuin	Dated as of April 1, 2014
Paula M. SeGuin
President, Assistant Secretary, Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2014

Filed on Form N-4

File Numbers:

033-71686

033-71688

333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Melissa J. T. Hall

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Melissa J. T. Hall	Dated as of April 1, 2014
Melissa J. T. Hall
Assistant Treasurer, Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2014

Filed on Form N-4

File Numbers:

033-71686

033-71688

333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Terry J. Kryshak

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Terry Kryshak	Dated as of April 1, 2014
Terry J. Kryshak
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2014

Filed on Form N-4

File Numbers:

033-71686

033-71688

333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Larry M. Cains

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Larry M. Cains	Dated as of April 1, 2014
Larry M. Cains
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2014

Filed on Form N-4

File Numbers:

033-71686

033-71688

333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Tamrha Mangelson

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tamrha Mangelson	Dated as of April 1, 2014
Tamrha Mangelson
Treasurer, Chief Financial Officer

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2014

Filed on Form N-4

File Numbers:

033-71686

033-71688

333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Esther L. Nelson

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Esther L. Nelson	Dated as of April 1, 2014
Esther L. Nelson
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2014

Filed on Form N-4

File Numbers:

033-71686

033-71688

333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

John Steven Roberts

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ John Steven Roberts	Dated as of April 1, 2014
John Steven Roberts
Chief Executive Officer, Chairman of the Board, Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2014

Filed on Form N-4

File Numbers:

033-71686

033-71688

333-20343

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Julie Cosio

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Julie Cosio	Dated as of April 1, 2014
Julie Cosio
Vice President, Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2014

Filed on Form N-4

File Numbers:

033-71686

033-71688

333-20343